GUINNESS ATKINSON FUNDS

SmartETFs Advertising & Marketing Technology ETF (the “Fund”)

(This Supplement replaces the Supplement dated December 31, 2020.)

This Supplement dated January 12, 2021 provides new information beyond that contained in the currently effective Prospectus and Statement of Additional Information (“SAI”) for the Fund, dated November 24, 2020 and Summary Prospectus dated December 16, 2020. It should be retained and read in conjunction with that Prospectus, Summary Prospectus and SAI.

INVESTMENT ADIVSORY AGREEMENT

On December 7, 2020, the Board of Trustees of the Fund approved a change in investment advisory arrangements for the Fund that includes the adoption of a revised Investment Advisory Agreement between the Fund and the Investment Adviser, Guinness Atkinson Asset Management, Inc. There is no change in the amount of the Advisory Fee under this new arrangement. The size of the investment management fee will not change under this arrangement.

Under the new arrangement, the Investment Adviser will receive a flat fee of 0.68% for rendering services to the Fund, and the Investment Adviser in turn will arrange for other services to be provided to the Fund and will compensate other services providers from its resources, including its advisory fee. As a result, the only expenses the Fund will bear, in addition to the advisory fee, are: acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses (including extraordinary expenses relating to the Independent Trustees).

The Fund will continue to receive all of the services that it receives under the current agreement when the new arrangement becomes effective.

The Fund’s total expense ratio is expected to remain the same.

The Fund is in the processing of filing an amended registration statement. This new investment advisory arrangement will become effective when the amended registration statement becomes effective.

Please call the Fund at 866-307-5990 if you have additional questions.

Please retain this Supplement for future reference